UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  September 26, 2005


                       NOMURA ASSET ACCEPTANCE CORPORATION
                              -------------------
             (as depositor under a Pooling and Servicing Agreement,
          dated as of February 1, 2005, providing for the issuance of
  Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR1,
                       Mortgage Pass-Through Certficates)

                      NOMURA ASSET ACCEPTANCE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-09                13-3672336
    ------------------        -----------------------      ------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, New York                                               10281
--------------------------                                      --------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee and custodian.

     On September 26, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 26, 2005 as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Nomura Asset Acceptance Corporation
                        Mortgage Pass-Through Certficates, Series 2005-AR1

                                  JPMORGAN CHASE BANK, N.A, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein

                               By:   /s/  Andrew M. Cooper
                                  ---------------------------------------
                                  Andrew M. Cooper
                                  Assistant Vice President
Date: September 28, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         September 26, 2005

Exhibit 99.1

Monthly Certificateholder Statement on September 26, 2005



  Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 September 26, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1         69,729,000.00      62,133,759.91    2,046,431.23       267,571.47     2,314,002.70   0.00          0.00    60,087,328.68
IA2          7,748,000.00       6,904,048.13      227,391.03        31,054.72       258,445.75   0.00          0.00     6,676,657.10
IIA1       115,800,000.00      98,274,614.81    6,135,211.91       342,541.63     6,477,753.54   0.00          0.00    92,139,402.90
IIA2       113,411,000.00      96,247,170.47    6,008,640.05       333,763.80     6,342,403.85   0.00          0.00    90,238,530.42
IIA3        25,468,000.00      21,613,625.98    1,349,322.77        76,680.34     1,426,003.11   0.00          0.00    20,264,303.21
M1          21,237,000.00      21,237,000.00            0.00        79,497.17        79,497.17   0.00          0.00    21,237,000.00
M2           6,520,000.00       6,520,000.00            0.00        25,449.73        25,449.73   0.00          0.00     6,520,000.00
M3           3,726,000.00       3,726,000.00            0.00        14,709.42        14,709.42   0.00          0.00     3,726,000.00
M4           3,353,000.00       3,353,000.00            0.00        14,578.10        14,578.10   0.00          0.00     3,353,000.00
M5           3,167,787.00       3,167,787.00            0.00        15,603.11        15,603.11   0.00          0.00     3,167,787.00
P                  100.00             100.00            0.00       187,322.83       187,322.83   0.00          0.00           100.00
R                    0.00               0.00            0.00             0.00             0.00   0.00          0.00             0.00
TOTALS     370,159,887.00     323,177,106.30   15,766,996.99     1,388,772.32    17,155,769.31   0.00          0.00   307,410,109.31
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         NOTIONAL                                                       REALIZED       DEFERRED      NOTIONAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
X          372,581,567.00     325,598,786.19            0.00       449,720.39       449,720.39   0.00          0.00   309,831,789.19
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                  PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL               PRINCIPAL       CLASS       RATE
--------------------------------------------------------------------------------------------------------------------------------
IA1        65535VHW1       891.07487430      29.34835191     3.83730543      33.18565733      861.72652239      IA1      5.167654 %
IA2        65535VHX9       891.07487481      29.34835183     4.00809499      33.35644682      861.72652297      IA2      5.397654 %
IIA1       65535VHY7       848.65815898      52.98110458     2.95804516      55.93914974      795.67705440      IIA1     3.921250 %
IIA2       65535VHZ4       848.65815900      52.98110457     2.94295791      55.92406248      795.67705443      IIA2     3.901250 %
IIA3       65535VJA7       848.65815847      52.98110452     3.01085048      55.99195500      795.67705395      IIA3     3.991250 %
M1         65535VJB5     1,000.00000000       0.00000000     3.74333333       3.74333333    1,000.00000000      M1       4.211250 %
M2         65535VJC3     1,000.00000000       0.00000000     3.90333282       3.90333282    1,000.00000000      M2       4.391250 %
M3         65535VJD1     1,000.00000000       0.00000000     3.94777778       3.94777778    1,000.00000000      M3       4.441250 %
M4         65535VJE9     1,000.00000000       0.00000000     4.34777811       4.34777811    1,000.00000000      M4       4.891250 %
M5         65535VJF6     1,000.00000000       0.00000000     4.92555529       4.92555529    1,000.00000000      M5       5.541250 %
P          65535VJH2     1,000.00000000       0.00000000           ####             ####    1,000.00000000      P        0.000000 %
TOTALS                     873.07435962      42.59509888     3.75181744      46.34691633      830.47926074
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP         NOTIONAL        PRINCIPAL        INTEREST        TOTAL               NOTIONAL       CLASS        RATE
-----------------------------------------------------------------------------------------------------------------------------------
X          65535VJG4       873.89934186       0.00000000     1.20703875       1.20703875      831.58109964      X        1.657452 %
-----------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Ariella Kaminer
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5431
                              Fax: (212) 623-5931
                   Email: ariella.x.kaminer@jpmchase.com

Principal Funds:
                         Scheduled Principal Payments (Total)                                                   77,199.19
                                                Group 1                                                         20,647.70
                                                Group 2                                                         56,551.49

                         Principal Prepayments (Total)                                                      15,689,777.23
                                                Group 1                                                      2,253,172.98
                                                Group 2                                                     13,436,604.25

                         Repurchase Principal (Total)                                                                0.00
                                                Group 1                                                              0.00
                                                Group 2                                                              0.00

                         Substitution Amounts (Total)                                                                0.00
                                                Group 1                                                              0.00
                                                Group 2                                                              0.00

                         Net Liquidation Proceeds (Total)                                                            0.00
                                                Group 1                                                              0.00
                                                Group 2                                                              0.00

                         Insurance Proceeds (Total)                                                                  0.00
                                                Group 1                                                              0.00
                                                Group 2                                                              0.00

                         Other Principal (Total)                                                                    20.58
                                                Group 1                                                              1.58
                                                Group 2                                                             19.00

Interest Funds:
                         Scheduled Gross Interest (Total)                                                    1,723,072.93
                                                Group 1                                                        389,895.57
                                                Group 2                                                      1,333,177.36

                         Servicing Fees (Total)                                                                 67,833.07
                                                Group 1                                                         16,347.40
                                                Group 2                                                         51,485.67

                         Credit Risk Management Fees (Total)                                                     4,069.98
                                                Group 1                                                            980.84
                                                Group 2                                                          3,089.14
Prepayment Penalties:
                         Prepayment Penalties (Total)                                                          187,322.83
                                                Group 1                                                         21,773.82
                                                Group 2                                                        165,549.01

                         Balance of Loans w/Prepayment Penalties (Total)                                     7,793,127.74
                                                Group 1                                                      1,045,474.03
                                                Group 2                                                      6,747,653.71

                         Count of Loans w/Prepayment Penalties (Total)                                              30.00
                                                Group 1                                                              4.00
                                                Group 2                                                             26.00
Pool Detail:
                         Beginning Number of Loans Outstanding (Total)                                              1,301
                                                Group 1                                                               304
                                                Group 2                                                               997

                         Beginning Aggregate Loan Balances (Total)                                         325,598,786.49
                                                Group 1                                                     78,467,516.25
                                                Group 2                                                    247,131,270.24

                         Ending Number of Loans Outstanding (Total)                                                 1,245
                                                Group 1                                                               295
                                                Group 2                                                               950

                         Ending Aggregate Loan Balances (Total)                                            309,831,789.49
                                                Group 1                                                     76,193,693.99
                                                Group 2                                                    233,638,095.50

                         Beginning Gross Weighted Average Coupon (Deal)                                          6.3504 %
                                                Group 1                                                          5.9627 %
                                                Group 2                                                          6.4735 %

                         Weighted Average Term to Maturity (Deal)                                                     351
                                                Group 1                                                               351
                                                Group 2                                                               351

                         Current Advances (Total)                                                                     N/A
                                                Group 1                                                               N/A
                                                Group 2                                                               N/A

                         Outstanding Advances (Total)                                                                 N/A
                                                Group 1                                                               N/A
                                                Group 2                                                               N/A

                         Delinquent Mortgage Loans

                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         5            1,126,469.17                   1.48 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         0                    0.00                   0.00 %
                                                Total                       5                1,126,469.17                   1.48 %

                                                 Group 2
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                        17            3,422,597.70                   1.46 %
                                                2 Month                         7            2,610,207.57                   1.12 %
                                                3 Month                         1              324,317.02                   0.14 %
                                                 Total                         25            6,357,122.29                   2.72 %

                                                 Group Totals
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                        22            4,549,066.87                   1.47 %
                                                2 Month                         7            2,610,207.57                   0.84 %
                                                3 Month                         1              324,317.02                   0.10 %
                                                 Total                         30            7,483,591.46                   2.41 %

                         * Delinquent Bankruptcies are included in the table above.

                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         5            1,126,469.17                   1.48 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         0                    0.00                   0.00 %
                                                Total                       5                1,126,469.17                   1.48 %
                                                 Group 2
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                        17            3,422,597.70                   1.46 %
                                                2 Month                         7            2,610,207.57                   1.12 %
                                                3 Month                         1              324,317.02                   0.14 %
                                                 Total                         25            6,357,122.29                   2.72 %
                                                 Group 1
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                0-30 days                       5            1,126,469.17                   1.48 %
                                                31-60 days                      0                    0.00                   0.00 %
                                                61-90 days                      0                    0.00                   0.00 %
                                                Total                       5                1,126,469.17                   1.48 %
                                                 Group 2
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                0-30 days                      17            3,422,597.70                   1.46 %
                                                31-60 days                      7            2,610,207.57                   1.12 %
                                                61-90 days                      1              324,317.02                   0.14 %
                                                 Total                         25            6,357,122.29                   2.72 %

                         Bankruptcies
                                        Bankuptcies by Group
                                                                      Principal
                                                 Number of Loans       Balance               Percentage
                                        Group 1
                                                       0                0.00                    0.00%
                                        Group 2
                                                       1                637,000.00              0.27%

                                        Total          1                637,000.00              0.21%

                                                * Only Current Bankruptcies are reflected in the table above.

                        Loan Level Bankruptcy - Schedule

                        Group    Loan     Bankruptcy     Scheduled      Current Note   Original    Original LTV   Loan Origination
                        Number   Number     Date      Principal Balance    Rate       Stated Term   Ratio(%)            Date
                         2      121059     7/1/2005    637,000.00         6.25000       360            70.00           11/12/2004
                        Total                          637,000.00         6.25000       360            70.00


                         Foreclosures
                                                Foreclosures By Group

                                        Group #         Number of Loans   Principal Balance      Percentage
                                          1                     0               0.00                    0.00%
                                          2                     5            1,542,454.28               0.66%
                                        Total                   5            1,542,454.28               0.50%


                                                Group 1 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                    0
                         Principal Balance of Foreclosure Loans that are Current                                      0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                         0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                           0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                        0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                          0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                       0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                         0.00
                         Total Number of Foreclosure Loans                                                               0
                         Total Principal Balance of Foreclosure Loans                                                 0.00

                                                Group 2 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                    0
                         Principal Balance of Foreclosure Loans that are Current                                      0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                         0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                           0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                        0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                          0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                       5
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                 1,542,454.28
                         Total Number of Foreclosure Loans                                                               5
                         Total Principal Balance of Foreclosure Loans                                         1,542,454.28

                        Loan Level Foreclosure - Schedule

                        Group    Loan     Foreclosure     Scheduled      Current Note   Original    Original LTV   Loan Origination
                        Number   Number     Date      Principal Balance    Rate       Stated Term   Ratio(%)            Date
                         2      101725     2/1/2005    205,364.14         7.37500       360            95.00           5/18/2004
                         2       85904     2/1/2005    365,049.91         7.25000       360            80.00           11/1/2004
                         2       85924     3/1/2005     62,443.27         8.25000       360            89.99           9/22/2004
                         2       90224     3/1/2005    356,895.15         7.00000       360            80.00           10/28/2004
                         2       97025     1/1/2005    551,701.81         6.25000       360            80.00           12/3/2004
                        Total                        1,542,454.28         7.22500       360            85.00


                        REO Properties

                                REO By Group

                                        Group #         Number of Loans   Principal Balance      Percentage
                                          1                     0               0.00                    0.00%
                                          2                     2           339,570.88                  0.15%
                                        Total                   2           339,570.88                  0.11%

                                Loan Level REO - Schedule

                                           Loan Number        REO Date    Schedule Principal Balance
                                Group #2     102370             1/1/2005        269,571.52
                                Group #2      97458             3/3/2005         69,999.36
                                Total                                           339,570.88
Loss Detail:
                         Current Realized Losses (Total)                                                                       0.00
                                                Group 1                                                                        0.00
                                                Group 2                                                                        0.00

                         Subsequent Losses (Total)                                                                             0.00
                                                Group 1                                                                        0.00
                                                Group 2                                                                        0.00

                         Subsequent Loss Recoveries (Total)                                                                    0.00
                                                Group 1                                                                        0.00
                                                Group 2                                                                        0.00

                         Current Period Net Loss (Total)                                                                       0.00
                                                Group 1                                                                        0.00
                                                Group 2                                                                        0.00

                         Cumulative Realized Losses (Total)                                                                    0.00
                                                Group 1                                                                        0.00
                                                Group 2                                                                        0.00

Trigger Event                                                                                                                    NO
                         TEST I - Trigger Event Occurrence                                                                       NO
                         (Is Rolling 3 Month Delinquency Rate > 28% of of Senior Enhancement Percetage ?)
                         Rolling 3 Month Delinquency Rate                                                                 1.22922 %
                         28% of of Senior Enhancement Percetage                                                           3.65332 %
                         OR
                         TEST II - Trigger Event Occurrence                                                                      NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                             0.00000 %
                         Required Cumulative Loss %                                                                       0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                         2,421,780.19
                         Ending Overcollateralization Amount                                                           2,421,780.19
                         Ending Overcollateralization Deficiency                                                               0.00
                         Overcollateralization Release Amount                                                                  0.00
                         Monthly Excess Interest                                                                         449,720.39
                         Payment to Class X                                                                              449,720.39

Interest Carry Forward:
                         Interest Carryforward Balance with respect to such Distribution Date
                                                Class I-A-1                                                                    0.00
                                                Class I-A-2                                                                    0.00
                                                Class II-A-1                                                                   0.00
                                                Class II-A-2                                                                   0.00
                                                Class II-A-3                                                                   0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00
                                                Class M-4                                                                      0.00
                                                Class M-5                                                                      0.00

                         Interest Carryforward Amount Paid This Period
                                                Class I-A-1                                                                    0.00
                                                Class I-A-2                                                                    0.00
                                                Class II-A-1                                                                   0.00
                                                Class II-A-2                                                                   0.00
                                                Class II-A-3                                                                   0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00
                                                Class M-4                                                                      0.00
                                                Class M-5                                                                      0.00

                         Interest Carryforward Amount Occured This Period
                                                Class I-A-1                                                                    0.00
                                                Class I-A-2                                                                    0.00
                                                Class II-A-1                                                                   0.00
                                                Class II-A-2                                                                   0.00
                                                Class II-A-3                                                                   0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00
                                                Class M-4                                                                      0.00
                                                Class M-5                                                                      0.00

                         Remaining Interest Carryforward Amount
                                                Class I-A-1                                                                    0.00
                                                Class I-A-2                                                                    0.00
                                                Class II-A-1                                                                   0.00
                                                Class II-A-2                                                                   0.00
                                                Class II-A-3                                                                   0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00
                                                Class M-4                                                                      0.00
                                                Class M-5                                                                      0.00

Basis Risk Reserve Carryover:
                         Interest Carryover Balance with respect to such Distribution Date
                                                Class II-A-1                                                                   0.00
                                                Class II-A-2                                                                   0.00
                                                Class II-A-3                                                                   0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00
                                                Class M-4                                                                      0.00
                                                Class M-5                                                                      0.00

                         Interest Carryover Amount Occured This Period
                                                Class II-A-1                                                                   0.00
                                                Class II-A-2                                                                   0.00
                                                Class II-A-3                                                                   0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00
                                                Class M-4                                                                      0.00
                                                Class M-5                                                                      0.00

                         Interest Carryover Amount Paid This Period
                                                Class II-A-1                                                                   0.00
                                                Class II-A-2                                                                   0.00
                                                Class II-A-3                                                                   0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00
                                                Class M-4                                                                      0.00
                                                Class M-5                                                                      0.00

                         Remaining Interest Carryover Amount
                                                Class II-A-1                                                                   0.00
                                                Class II-A-2                                                                   0.00
                                                Class II-A-3                                                                   0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00
                                                Class M-4                                                                      0.00
                                                Class M-5                                                                      0.00
Basis Risk Reserve Fund Account:
                         Beginning Balance                                                                                     0.00
                         Additions to the Basis Risk Reserve Fund                                                              0.00
                         Withdrawals from the Basis Risk Reserve Fund                                                          0.00
                         Ending Balance                                                                                        0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
